October 24, 2022                                        Exhibit 99.1

Park National Corporation reports financial results
for third quarter and first nine months of 2022

Board of directors declares special dividend
NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the third quarter and first nine months of 2022. Park's board of directors declared a quarterly cash dividend of $1.04 per common share and a special cash dividend of $0.50 per common share in respect of Park's common shares, payable on December 9, 2022 to common shareholders of record as of November 18, 2022.

“Growth is a byproduct of service. When we grow assets and liabilities, it’s a result of taking care of customers in an exceptional way,” said Park Chairman and Chief Executive Officer, David Trautman. “Our associates’ hard work resulted in several highlights this quarter including 7.05 percent in installment loan growth and $17 million in recoveries of previously charged off assets.”

Park’s net income for the third quarter of 2022 was $42.1 million, an 18.7 percent increase from $35.4 million for the third quarter of 2021. Third quarter 2022 net income per diluted common share was $2.57, compared to $2.16 in the third quarter of 2021. Park's net income for the first nine months of 2022 was $115.3 million, a 1.8 percent decrease from $117.4 million for the first nine months of 2021. Net income per diluted common share was $7.05 for the first nine months of 2022, compared to $7.14 for the first nine months of 2021.

Park's community-banking subsidiary, The Park National Bank, reported net income of $31.5 million for the third quarter of 2022, a 13.5 percent decrease compared to $36.5 million for the same period of 2021. Park National Bank reported net income of $107.9 million for the first nine months of 2022, compared to $122.5 million for the first nine months of 2021.

Headquartered in Newark, Ohio, Park National Corporation has $9.9 billion in total assets (as of September 30, 2022). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Category: Earnings
Media contact: Ellie Akey, 740.349.5493, ellie.akey@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, brady.burt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation:

•the ever-changing effects of the global novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict, including the possibility of further resurgence in the spread of COVID-19 or variants or mutations thereof - - on economies (local, national and international), supply chains and financial markets, on the labor market, including the potential for a sustained reduction in labor force participation, and on our customers (including potential changes in their banking preferences
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

and behaviors), counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic;
•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives;
•current and future economic and financial market conditions, either nationally or in the states in which Park and our subsidiaries do business, including the effects of higher unemployment rates, an acceleration in the pace of inflation, U.S. fiscal debt, budget and tax matters, geopolitical matters (including the impact of the Russia-Ukraine conflict and associated sanctions), and any slowdown in global economic growth, in addition to the continuing impact of the COVID-19 pandemic and recovery therefrom on our customers’ operations and financial condition, any of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including changes in real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions;
•the effect of monetary and other fiscal policies (including the impact of money supply, market interest rate policies and policies impacting inflation, of the Federal Reserve Board, the U.S. Treasury and other governmental agencies) as well as disruption in the liquidity and functioning of U.S. financial markets, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins;
•changes in the federal, state, or local tax laws may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio and otherwise negatively impact our financial performance;
•the impact of the changes in federal, state and local governmental policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation that may increase tax rates, infrastructure spending and social programs;
•changes in laws or requirements imposed by Park's regulators impacting Park's capital actions, including dividend payments and stock repurchases;
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions, legislative and regulatory initiatives, or other factors may be different than anticipated;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness, and Park's expectations regarding future credit losses and our allowance for credit losses, may be different than anticipated due to the continuing impact of and the various responses to inflationary pressures;
•Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral;
•the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and Park's ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the American Rescue Plan Act of 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations;
•Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, which may prove unreliable, inaccurate or not predictive of actual results;
•the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions;
•the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands;
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss;
•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the impact on Park's business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of Park's intellectual property protection in general;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations, closing of border crossings and changes in the relationship of the U.S. and its global trading partners);
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•the effect of a fall in stock market prices on Park's asset and wealth management businesses;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities (especially in light of the Russia-Ukraine conflict) on the economy and financial markets generally and on us or our counterparties specifically;
•a worsening of the U.S. economy due to financial, political, or other shocks;
•the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results;
•risk and uncertainties associated with Park's entry into new geographic markets with our most recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame;
•uncertainty surrounding the transition from the London Inter-Bank Offered Rate (LIBOR) to an alternate reference rate;
•and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended September 30, 2022, June 30, 2022, and September 30, 2021

	2022	2022	2021	Percent change vs.
(in thousands, except share and per share data and ratios)	3rd QTR	2nd QTR	3rd QTR	2Q '22	3Q '21
INCOME STATEMENT:
Net interest income	$90,828	$83,939	$81,602	8.2%	11.3%
Provision for credit losses	3,190	2,991	1,972	6.7%	61.8%
Other income	46,694	31,193	32,411	49.7%	44.1%
Other expense	82,903	70,048	68,489	18.4%	21.0%
Income before income taxes	$51,429	$42,093	$43,552	22.2%	18.1%
Income taxes	9,361	7,769	8,118	20.5%	15.3%
Net income	$42,068	$34,324	$35,434	22.6%	18.7%

MARKET DATA:
Earnings per common share - basic (a)	$2.59	$2.11	$2.17	22.7%	19.4%
Earnings per common share - diluted (a)	2.57	2.10	2.16	22.4%	19.0%
Quarterly cash dividends declared per common share	1.04	1.04	1.03	—%	1.0%
Book value per common share at period end	63.75	64.62	65.90	(1.3)%	(3.3)%
Market price per common share at period end	124.48	121.25	121.95	2.7%	2.1%
Market capitalization at period end	2,023,272	1,970,228	1,976,343	2.7%	2.4%

Weighted average common shares - basic (b)	16,253,704	16,249,307	16,292,312	—%	(0.2)%
Weighted average common shares - diluted (b)	16,374,982	16,361,246	16,423,912	0.1%	(0.3)%
Common shares outstanding at period end	16,253,794	16,249,306	16,206,177	—%	0.3%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.61%	1.42%	1.40%	13.4%	15.0%
Return on average shareholders' equity (a)(b)	15.50%	12.86%	13.04%	20.5%	18.9%
Yield on loans	4.72%	4.57%	4.47%	3.3%	5.6%
Yield on investment securities	2.85%	2.35%	2.12%	21.3%	34.4%
Yield on money market instruments	2.20%	0.77%	0.16%	185.7%	1,275.0%
Yield on interest earning assets	4.18%	4.04%	3.69%	3.5%	13.3%
Cost of interest bearing deposits	0.46%	0.16%	0.11%	187.5%	318.2%
Cost of borrowings	2.61%	2.50%	2.00%	4.4%	30.5%
Cost of paying interest bearing liabilities	0.60%	0.33%	0.26%	81.8%	130.8%
Net interest margin (g)	3.81%	3.84%	3.53%	(0.8)%	7.9%
Efficiency ratio (g)	59.88%	60.38%	59.70%	(0.8)%	0.3%

OTHER DATA (NON-GAAP) AND BALANCE SHEET:
Tangible book value per share (d)	$53.54	$54.39	$55.56	(1.6)%	(3.6)%
Average interest earning assets	9,565,710	8,857,089	9,250,939	8.0%	3.4%
Pre-tax, pre-provision net income (l)	54,619	45,084	45,524	21.1%	20.0%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended September 30, 2022, June 30, 2022, and September 30, 2021

				Percent change vs.
(in thousands, except ratios)	September 30, 2022	June 30, 2022	September 30, 2021	2Q '22	3Q '21
BALANCE SHEET:
Investment securities	$1,828,068	$1,920,724	$1,609,303	(4.8)%	13.6%
Commercial loans held for sale	—	6,321	—	N.M	N.M
Loans	7,103,246	6,958,685	6,908,417	2.1%	2.8%
Allowance for credit losses	83,961	81,448	88,129	3.1%	(4.7)%
Goodwill and other intangible assets	165,911	166,252	167,477	(0.2)%	(0.9)%
Other real estate owned (OREO)	1,354	1,354	813	—%	66.5%
Total assets	9,855,047	9,826,670	10,034,018	0.3%	(1.8)%
Total deposits	8,309,927	8,297,654	8,364,385	0.1%	(0.7)%
Borrowings	378,044	360,234	424,078	4.9%	(10.9)%
Total shareholders' equity	1,036,172	1,050,013	1,067,912	(1.3)%	(3.0)%
Tangible equity (d)	870,261	883,761	900,435	(1.5)%	(3.4)%
Total nonperforming loans	65,233	64,627	106,872	0.9%	(39.0)%
Total nonperforming loans including commercial loans held for sale, previously nonperforming	65,233	70,246	106,872	(7.1)%	(39.0)%
Total nonperforming assets	66,587	71,600	110,849	(7.0)%	(39.9)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	72.08%	70.81%	68.85%	1.8%	4.7%
Total nonperforming loans as a % of period end loans	0.92%	0.93%	1.55%	(1.1)%	(40.6)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	0.94%	1.03%	1.60%	(8.7)%	(41.3)%
Allowance for credit losses as a % of period end loans	1.18%	1.17%	1.28%	0.9%	(7.8)%
Net loan charge-offs (recoveries)	$677	$404	$(2,580)	67.6%	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (b)	0.04%	0.02%	(0.15)%	100.0%	N.M.

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.51%	10.69%	10.64%	(1.7)%	(1.2)%
Tangible equity (d) / Tangible assets (f)	8.98%	9.15%	9.13%	(1.9)%	(1.6)%
Average shareholders' equity / Average assets (b)	10.37%	11.06%	10.71%	(6.2)%	(3.2)%
Average shareholders' equity / Average loans (b)	15.29%	15.65%	15.50%	(2.3)%	(1.4)%
Average loans / Average deposits (b)	80.06%	84.27%	82.68%	(5.0)%	(3.2)%

Note: Explanations for footnotes (a) - (m) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Nine months ended September 30, 2022 and September 30, 2021

	2022	2021
(in thousands, except share and per share data)	Nine months ended September 30	Nine months ended September 30	Percent change vs '21
INCOME STATEMENT:
Net interest income	$252,453	$246,187	2.5%
Provision for (recovery of) credit losses	1,576	(6,923)	N.M
Other income	109,543	97,738	12.1%
Other expense	220,324	207,754	6.1%
Income before income taxes	$140,096	$143,094	(2.1)%
Income taxes	24,829	25,697	(3.4)%
Net income	$115,267	$117,397	(1.8)%

MARKET DATA:
Earnings per common share - basic (a)	$7.10	$7.20	(1.4)%
Earnings per common share - diluted (a)	7.05	7.14	(1.3)%
Quarterly cash dividends declared per common share	3.12	3.09	1.0%
Special cash dividends declared per common share	—	0.20	N.M.

Weighted average common shares - basic (b)	16,240,966	16,315,996	(0.5)%
Weighted average common shares - diluted (b)	16,355,790	16,445,568	(0.5)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.55%	1.59%	(2.5)%
Return on average shareholders' equity (a)(b)	14.22%	14.79%	(3.9)%
Yield on loans	4.54%	4.52%	0.4%
Yield on investment securities	2.45%	2.30%	6.5%
Yield on money market instruments	1.34%	0.13%	930.8%
Yield on interest earning assets	3.98%	3.86%	3.1%
Cost of interest bearing deposits	0.24%	0.13%	84.6%
Cost of borrowings	2.48%	1.92%	29.2%
Cost of paying interest bearing liabilities	0.40%	0.29%	37.9%
Net interest margin (g)	3.74%	3.67%	1.9%
Efficiency ratio (g)	60.43%	60.03%	0.7%

ASSET QUALITY RATIOS
Net loan charge-offs (recoveries)	$812	$(3,287)	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (b)	0.02%	(0.06)%	N.M.

CAPITAL & LIQUIDITY
Average shareholders' equity / Average assets (b)	10.88%	10.77%	1.0%
Average shareholders' equity / Average loans (b)	15.70%	15.02%	4.5%
Average loans / Average deposits (b)	82.47%	86.33%	(4.5)%

OTHER DATA BALANCE SHEET AND (NON-GAAP) :
Average interest earning assets	$9,129,524	$9,034,904	1.0%
Pre-tax, pre-provision net income (l)	141,672	136,171	4.0%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except share and per share data)	2022	2021	2022	2021

Interest income:
Interest and fees on loans	$83,522	$78,127	$233,725	$238,040
Interest on debt securities:
Taxable	10,319	4,904	24,073	13,760
Tax-exempt	2,923	2,029	8,046	6,098
Other interest income	3,180	360	3,593	689
Total interest income	99,944	85,420	269,437	258,587

Interest expense:
Interest on deposits:
Demand and savings deposits	5,757	435	7,441	1,222
Time deposits	825	1,011	2,253	3,880
Interest on borrowings	2,534	2,372	7,290	7,298
Total interest expense	9,116	3,818	16,984	12,400

Net interest income	90,828	81,602	252,453	246,187

Provision for (recovery of) credit losses	3,190	1,972	1,576	(6,923)

Net interest income after provision for (recovery of) credit losses	87,638	79,630	250,877	253,110

Other income	46,694	32,411	109,543	97,738

Other expense	82,903	68,489	220,324	207,754

Income before income taxes	51,429	43,552	140,096	143,094

Income taxes	9,361	8,118	24,829	25,697

Net income	$42,068	$35,434	$115,267	$117,397

Per common share:
Net income - basic	$2.59	$2.17	$7.10	$7.20
Net income - diluted	$2.57	$2.16	$7.05	$7.14

Weighted average shares - basic	16,253,704	16,292,312	16,240,966	16,315,996
Weighted average shares - diluted	16,374,982	16,423,912	16,355,790	16,445,568

Cash dividends declared:
Quarterly dividend	$1.04	$1.03	$3.12	$3.09
Special dividend	$—	$—	$—	$0.20

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2022	December 31, 2021

Assets

Cash and due from banks	$149,136	$144,507
Money market instruments	58,297	74,673
Investment securities	1,828,068	1,815,408
Loans	7,103,246	6,871,122
Allowance for credit losses	(83,961)	(83,197)
Loans, net	7,019,285	6,787,925
Bank premises and equipment, net	84,669	89,008
Goodwill and other intangible assets	165,911	167,057
Other real estate owned	1,354	775
Other assets	548,327	480,901
Total assets	$9,855,047	$9,560,254

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$3,138,417	$3,066,419
Interest bearing	5,171,510	4,838,109
Total deposits	8,309,927	7,904,528
Borrowings	378,044	426,996
Other liabilities	130,904	117,971
Total liabilities	$8,818,875	$8,449,495

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at September 30, 2022 and December 31, 2021)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,104 shares issued at September 30, 2022 and 17,623,118 shares issued at December 31, 2021)	461,321	461,800
Accumulated other comprehensive (loss) income, net of taxes	(125,343)	15,155
Retained earnings	839,207	776,294
Treasury shares (1,369,310 shares at September 30, 2022 and 1,403,555 shares at December 31, 2021)	(139,013)	(142,490)
Total shareholders' equity	$1,036,172	$1,110,759
Total liabilities and shareholders' equity	$9,855,047	$9,560,254

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2022	2021	2022	2021

Assets

Cash and due from banks	$156,585	$130,716	$161,424	$136,728
Money market instruments	573,858	895,784	357,514	724,561
Investment securities	1,904,909	1,461,434	1,854,295	1,310,762
Loans	7,039,040	6,956,064	6,904,019	7,062,336
Allowance for credit losses	(81,130)	(83,935)	(81,148)	(86,969)
Loans, net	6,957,910	6,872,129	6,822,871	6,975,367
Bank premises and equipment, net	85,588	89,718	87,107	89,909
Goodwill and other intangible assets	166,136	167,754	166,521	168,215
Other real estate owned	1,745	776	1,096	935
Other assets	537,318	452,405	514,035	446,980
Total assets	$10,384,049	$10,070,716	$9,964,863	$9,853,457

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$3,112,219	$2,953,605	$3,079,026	$2,896,126
Interest bearing	5,679,989	5,459,400	5,292,194	5,284,664
Total deposits	8,792,208	8,413,005	8,371,220	8,180,790
Borrowings	385,310	471,148	392,269	507,989
Other liabilities	130,005	108,098	117,294	103,612
Total liabilities	$9,307,523	$8,992,251	$8,880,783	$8,792,391

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	460,188	458,988	460,462	459,213
Accumulated other comprehensive loss, net of taxes	(78,040)	(2,022)	(46,489)	(1,918)
Retained earnings	833,540	755,435	810,457	734,715
Treasury shares	(139,162)	(133,936)	(140,350)	(130,944)
Total shareholders' equity	$1,076,526	$1,078,465	$1,084,080	$1,061,066
Total liabilities and shareholders' equity	$10,384,049	$10,070,716	$9,964,863	$9,853,457

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2022	2022	2022	2021	2021
(in thousands, except per share data)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Interest income:
Interest and fees on loans	$83,522	$77,787	$72,416	$79,168	$78,127
Interest on debt securities:
Taxable	10,319	7,624	6,130	5,698	4,904
Tax-exempt	2,923	2,676	2,447	2,209	2,029
Other interest income	3,180	260	153	191	360
Total interest income	99,944	88,347	81,146	87,266	85,420

Interest expense:
Interest on deposits:
Demand and savings deposits	5,757	1,333	351	373	435
Time deposits	825	708	720	831	1,011
Interest on borrowings	2,534	2,367	2,389	2,356	2,372
Total interest expense	9,116	4,408	3,460	3,560	3,818

Net interest income	90,828	83,939	77,686	83,706	81,602

Provision for (recovery of) credit losses	3,190	2,991	(4,605)	(4,993)	1,972

Net interest income after provision for (recovery of) credit losses	87,638	80,948	82,291	88,699	79,630

Other income	46,694	31,193	31,656	32,206	32,411

Other expense	82,903	70,048	67,373	75,764	68,489

Income before income taxes	51,429	42,093	46,574	45,141	43,552

Income taxes	9,361	7,769	7,699	8,593	8,118

Net income	$42,068	$34,324	$38,875	$36,548	$35,434

Per common share:
Net income - basic	$2.59	$2.11	$2.40	$2.25	$2.17
Net income - diluted	$2.57	$2.10	$2.38	$2.23	$2.16

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2022	2022	2022	2021	2021
(in thousands)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Other income:
Income from fiduciary activities	$8,216	$8,859	$8,797	$8,887	$8,820
Service charges on deposit accounts	2,859	2,563	2,074	2,357	2,389
Other service income	2,956	4,940	4,819	6,368	6,668
Debit card fee income	6,514	6,731	6,126	6,568	6,453
Bank owned life insurance income	1,185	2,374	1,175	1,121	1,462
ATM fees	610	583	532	572	622
Gain on the sale of OREO, net	5,607	4	—	22	3
OREO valuation markup	12,009	—	30	51	—
Gain on equity securities, net	58	709	2,353	2,125	609
Other components of net periodic benefit income	3,027	3,027	3,027	2,038	2,038
Miscellaneous	3,653	1,403	2,723	2,097	3,347
Total other income	$46,694	$31,193	$31,656	$32,206	$32,411

Other expense:
Salaries	$37,889	$31,052	$30,521	$35,953	$29,433
Employee benefits	9,897	10,199	10,499	10,706	10,640
Occupancy expense	3,455	3,040	3,214	3,161	3,211
Furniture and equipment expense	2,912	2,934	2,937	2,724	2,797
Data processing fees	8,170	8,416	7,504	7,860	7,817
Professional fees and services	8,359	6,775	5,858	7,840	6,973
Marketing	1,595	1,019	1,317	1,718	1,574
Insurance	1,237	1,245	1,405	1,547	1,403
Communication	1,098	935	890	851	796
State tax expense	1,186	1,167	1,192	931	1,113
Amortization of intangible assets	341	403	402	420	420
Foundation contributions	4,000	—	—	—	—
Miscellaneous	2,764	2,863	1,634	2,053	2,312
Total other expense	$82,903	$70,048	$67,373	$75,764	$68,489

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

				Year ended December 31,
(in thousands, except ratios)	September 30, 2022	June 30, 2022	March 31, 2022	2021	2020	2019	2018

Allowance for credit losses:
Allowance for credit losses, beginning of period	$81,448	$78,861	$83,197	$85,675	$56,679	$51,512	$49,988
Cumulative change in accounting principle; adoption of ASU 2016-13	—	—	—	6,090	—	—	—
Charge-offs	1,748	2,402	1,347	5,093	10,304	11,177	13,552
Recoveries	1,071	1,998	1,616	8,441	27,246	10,173	7,131
Net charge-offs (recoveries)	677	404	(269)	(3,348)	(16,942)	1,004	6,421
Provision for (recovery of) credit losses	3,190	2,991	(4,605)	(11,916)	12,054	6,171	7,945
Allowance for credit losses, end of period	$83,961	$81,448	$78,861	$83,197	$85,675	$56,679	$51,512

General reserve trends:
Allowance for credit losses, end of period	$83,961	$81,448	$78,861	$83,197	$85,675	$56,679	$51,512
Allowance on purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	—	—	167	268	—
Allowance on purchased loans excluded from the general reserve (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	678	—	—
Specific reserves on individually evaluated loans	1,750	1,874	1,513	1,616	5,434	5,230	2,273
General reserves on collectively evaluated loans	$82,211	$79,574	$77,348	$81,581	$79,396	$51,181	$49,239

Total loans	$7,103,246	$6,958,685	$6,821,606	$6,871,122	$7,177,785	$6,501,404	$5,692,132
PCD loans (PCI loans for years 2020 and prior)	4,867	5,934	6,987	7,149	11,153	14,331	3,943
Purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	360,056	548,436	225,029
Individually evaluated loans	43,670	42,523	63,209	74,502	108,407	77,459	48,135
Collectively evaluated loans	$7,054,709	$6,910,228	$6,751,410	$6,789,471	$6,698,169	$5,861,178	$5,415,025

Asset Quality Ratios:
Annualized net charge-offs (recoveries) as a % of average loans	0.04%	0.02%	(0.02)%	(0.05)%	(0.24)%	0.02%	0.12%
Allowance for credit losses as a % of period end loans	1.18%	1.17%	1.16%	1.21%	1.19%	0.87%	0.90%
Allowance for credit losses as a % of period end loans (excluding PPP loans) (j)	1.18%	1.17%	1.16%	1.22%	1.25%	N.A.	N.A.
General reserve as a % of collectively evaluated loans	1.17%	1.15%	1.15%	1.20%	1.19%	0.87%	0.91%
General reserves as a % of collectively evaluated loans (excluding PPP loans) (j)	1.17%	1.15%	1.15%	1.21%	1.24%	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$44,612	$44,374	$54,018	$72,722	$117,368	$90,080	$67,954
Accruing troubled debt restructurings	19,831	19,746	32,428	28,323	20,788	21,215	15,173
Loans past due 90 days or more	790	507	445	1,607	1,458	2,658	2,243
Total nonperforming loans	$65,233	$64,627	$86,891	$102,652	$139,614	$113,953	$85,370
Commercial loans held for sale, previously nonperforming	—	5,619	—	—	—	—	—
Total nonperforming loans, including commercial loans held for sale, previously nonperforming	$65,233	$70,246	$86,891	$102,652	$139,614	$113,953	$85,370
Other real estate owned - Park National Bank	—	—	166	181	837	3,100	2,788
Other real estate owned - SEPH	1,354	1,354	594	594	594	929	1,515
Other nonperforming assets - Park National Bank	—	—	—	2,750	3,164	3,599	3,464
Total nonperforming assets	$66,587	$71,600	$87,651	$106,177	$144,209	$121,581	$93,137
Percentage of nonaccrual loans to period end loans	0.63%	0.64%	0.79%	1.06%	1.64%	1.39%	1.19%
Percentage of nonperforming loans to period end loans	0.92%	0.93%	1.27%	1.49%	1.95%	1.75%	1.50%
Percentage of nonperforming assets to period end loans	0.94%	1.03%	1.28%	1.55%	2.01%	1.87%	1.64%
Percentage of nonperforming assets to period end total assets	0.68%	0.73%	0.92%	1.11%	1.55%	1.42%	1.19%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

				Year ended December 31,
(in thousands, except ratios)	September 30, 2022	June 30, 2022	March 31, 2022	2021	2020	2019	2018

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$44,374	$54,018	$72,722	$117,368	$90,080	$67,954	$72,056
New nonaccrual loans	5,209	7,881	6,000	38,478	103,386	81,009	76,611
Resolved nonaccrual loans	7,402	11,906	24,704	83,124	76,098	58,883	80,713
Loans transferred (from) to held for sale	(2,431)	5,619	—	—	—	—	—
Nonaccrual loans, end of period	$44,612	$44,374	$54,018	$72,722	$117,368	$90,080	$67,954

Individually evaluated commercial loan portfolio information (period end): (k)
Unpaid principal balance	$44,465	$42,905	$63,833	$75,126	$109,062	$78,178	$59,381
Prior charge-offs	795	382	624	624	655	719	11,246
Remaining principal balance	43,670	42,523	63,209	74,502	108,407	77,459	48,135
Specific reserves	1,750	1,874	1,513	1,616	5,434	5,230	2,273
Book value, after specific reserves	$41,920	$40,649	$61,696	$72,886	$102,973	$72,229	$45,862

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			NINE MONTHS ENDED
(in thousands, except share and per share data)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net interest income	$90,828	$83,939	$81,602	$252,453	$246,187
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	495	547	807	1,522	2,744
less interest income on former Vision Bank relationships	649	2,305	414	2,996	3,357
Net interest income - adjusted	$89,684	$81,087	$80,381	$247,935	$240,086

Provision for (recovery of) credit losses	$3,190	$2,991	$1,972	$1,576	$(6,923)
less recoveries on former Vision Bank relationships	(20)	(506)	(2,231)	(527)	(2,640)
Provision for (recovery of) credit losses - adjusted	$3,210	$3,497	$4,203	$2,103	$(4,283)

Other income	$46,694	$31,193	$32,411	$109,543	$97,738
less other service income related to former Vision Bank relationships	3	500	143	503	204
less gain on the sale of OREO, net	5,607	—	—	5,607	—
less Vision related OREO valuation markup	12,009	—	—	12,009	—
Other income - adjusted	$29,075	$30,693	$32,268	$91,424	$97,534

Other expense	$82,903	$70,048	$68,489	$220,324	$207,754
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	341	403	420	1,146	1,378
less direct expenses related to collection of payments on former Vision Bank loan relationships	1,295	366	254	1,661	661
less Foundation contribution	4,000	—	—	4,000	4,000
Other expense - adjusted	$77,267	$69,279	$67,815	$213,517	$201,715

Tax effect of adjustments to net income identified above (i)	$(2,761)	$(649)	$(613)	$(3,435)	$(610)

Net income - reported	$42,068	$34,324	$35,434	$115,267	$117,397
Net income - adjusted (h)	$31,682	$31,884	$33,126	$102,345	$115,101

Diluted earnings per share	$2.57	$2.10	$2.16	$7.05	$7.14
Diluted earnings per share, adjusted (h)	$1.93	$1.95	$2.02	$6.26	$7.00

Annualized return on average assets (a)(b)	1.61%	1.42%	1.40%	1.55%	1.59%
Annualized return on average assets, adjusted (a)(b)(h)	1.21%	1.32%	1.31%	1.37%	1.56%

Annualized return on average tangible assets (a)(b)(e)	1.63%	1.45%	1.42%	1.57%	1.62%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.23%	1.34%	1.33%	1.40%	1.59%

Annualized return on average shareholders' equity (a)(b)	15.50%	12.86%	13.04%	14.22%	14.79%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	11.68%	11.95%	12.19%	12.62%	14.50%

Annualized return on average tangible equity (a)(b)(c)	18.33%	15.23%	15.44%	16.80%	17.58%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	13.81%	14.15%	14.43%	14.91%	17.24%

Efficiency ratio (g)	59.88%	60.38%	59.70%	60.43%	60.03%
Efficiency ratio, adjusted (g)(h)	64.56%	61.50%	59.82%	62.44%	59.37%

Annualized net interest margin (g)	3.81%	3.84%	3.53%	3.74%	3.67%
Annualized net interest margin, adjusted (g)(h)	3.76%	3.71%	3.48%	3.67%	3.58%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended September 30, 2022, June 30, 2022, and September 30, 2021 and the nine months ended September 30, 2022 and September 30, 2021, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
AVERAGE SHAREHOLDERS' EQUITY	$1,076,526	$1,070,493	$1,078,465	$1,084,080	$1,061,066
Less: Average goodwill and other intangible assets	166,136	166,516	167,754	166,521	168,215
AVERAGE TANGIBLE EQUITY	$910,390	$903,977	$910,711	$917,559	$892,851

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	September 30, 2022	June 30, 2022	September 30, 2021
TOTAL SHAREHOLDERS' EQUITY	$1,036,172	$1,050,013	$1,067,912
Less: Goodwill and other intangible assets	165,911	166,252	167,477
TANGIBLE EQUITY	$870,261	$883,761	$900,435

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
AVERAGE ASSETS	$10,384,049	$9,679,020	$10,070,716	$9,964,863	$9,853,457
Less: Average goodwill and other intangible assets	166,136	166,516	167,754	166,521	168,215
AVERAGE TANGIBLE ASSETS	$10,217,913	$9,512,504	$9,902,962	$9,798,342	$9,685,242

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	September 30, 2022	June 30, 2022	September 30, 2021
TOTAL ASSETS	$9,855,047	$9,826,670	$10,034,018
Less: Goodwill and other intangible assets	165,911	166,252	167,477
TANGIBLE ASSETS	$9,689,136	$9,660,418	$9,866,541

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Interest income	$99,944	$88,347	$85,420	$269,437	$258,587
Fully taxable equivalent adjustment	932	872	717	2,623	2,149
Fully taxable equivalent interest income	$100,876	$89,219	$86,137	$272,060	$260,736
Interest expense	9,116	4,408	3,818	16,984	12,400
Fully taxable equivalent net interest income	$91,760	$84,811	$82,319	$255,076	$248,336

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for (recovery of) credit losses, other income and other expense.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Excludes $5.7 million of PPP loans and $6,000 in related allowance at September 30, 2022, $13.4 million of PPP loans and $14,000 in related allowance at June 30, 2022, $37.4 million of PPP loans and $39,000 in related allowance at March 31, 2022, $74.4 million of PPP loans and $77,000 in related allowance at December 31, 2021 and $331.6 million of PPP loans and $337,000 in related allowance at December 31, 2020.
(k) Excludes $5.6 million of commercial loans held for sale, previously nonperforming, for the period ended June 30, 2022.

(l) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for (recovery of) credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for (recovery of) credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net income	$42,068	$34,324	$35,434	$115,267	$117,397
Plus: Income Taxes	9,361	7,769	8,118	24,829	25,697
Plus: Provision for (recovery of) credit losses	3,190	2,991	1,972	1,576	(6,923)
Pre-tax, pre-provision net income	$54,619	$45,084	$45,524	$141,672	$136,171
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com